                                                                EXHIBIT 10.4


RENTRAK NATIONAL ACCOUNT AGREEMENT

INSTRUCTIONS
- ------------

        All shaded areas of this Agreement must be completed.

        This Agreement will be rejected if any alterations are made to it or if it is not accompanied by the full processing fee. Processing fees are:

                                                       Fee (U.S. and Canada)
- ----------------------------------------------------------------------------
First store:....................................................$4,495.00
Multiple stores owned by the same Retailer:
  a) Additional stores signed at the same time as first store...$2,250.00
  b) Additional stores signed at a later date...................$4,495.00

AGREEMENT

        AGREEMENT made this 7th day of May, 1992, by and between Rentrak Corporation ("Rentrak"), and

Roadrunner Video Enterprises, Inc.
- ----------------------------------
("Retailer").

        Retailer operates a chain of video retail locations. This Agreement shall cover the retail establishments ("Retail Location(s)") listed on Exhibit A hereto. In addition, Retailer operates the central office (Office) and/or warehouse facility (Warehouse) also listed on Exhibit A.

        Rentrak distributes prerecorded videocassettes pursuant to an innovative method known as Pay-Per-Transaction(SM) ("PPT" or the "PPT(R) System"). The PPT System involves the leasing of prerecorded videocassettes or other media by certain individuals or entities ("Vendors") to Retailers. The leases are governed by the terms established under the PPT System. Retailer desires to participate in the PPT System.

        In consideration of the mutual promises and agreements contained herein, the parties agree as follows:

        1. Rentrak agrees to process this application and to determine if Retailer currently meets the requirements for participation in the PPT System. Rentrak shall ship to Retailer cassettes in such quantities and at such times as Vendors make available to the PPT System and which Retailer orders. All cassettes will be shipped "FOB Destination" to Retailer's Warehouse or at Retailer's request, to each Retail Location. Retailer's last order accepted and confirmed by Rentrak shall be final. Rentrak will use its best efforts to assure delivery of cassettes to Retailer on or before the street date. If, for any reason, Retailer's order cannot be shipped, Rentrak or Retailer may cancel the unfilled order upon notice and without further liability to the other party.

        2. Retailer agrees to pay a processing fee of $      (per agreement date
5/7/92) for which a check is attached hereto. In no event will the processing fee (or any portion thereof) be refunded unless the application is rejected by Rentrak. Retailer agrees to participate in the PPT System on the terms and conditions established by the this Agreement, any Rentrak PPT System Manual delivered to Retailer (including any amendments or modifications thereto) and any written notices delivered to Retailer by Rentrak from time to time. Retailer shall:

        a) Acquire Rentrak approved computer hardware and software or otherwise fully comply, to Rentrak's satisfaction, with its interface specifications. Retailer shall complete, to Rentrak's satisfaction, its training program and system testing. If prior to Retailer's placement of its initial order for PPT product, Retailer's hardware or software is determined by Rentrak in its sole discretion to be incompatible with Rentrak's software or to be unable to report properly, Rentrak may terminate this Agreement and will, upon return of the software and manuals delivered to Retailer, immediately refund all of the application fee paid by Retailer.

        b) Timely remit all amounts due Rentrak.

        c) Comply with the reporting system established by Rentrak. Rentrak may modify the reporting system from time to time, and Retailer must comply with such modification within ninety (90) days of written notice from Rentrak. Retailer shall permit Rentrak to obtain all reports required pursuant to this Agreement from each Retail Location's point-of-sale computer system ("POS System") and at Rentrak's request from Retailer's central computer (meaning the computer to which all Retail Locations are reporting their rental and sale information, such computer being hereinafter referred to as the "host computer"). If Retailer cannot deliver the required reporting to Rentrak within seven (7) days of the due date, Rentrak may, at its sole election, cancel orders and refuse to accept additional orders in process until the required reporting is received.

        d) Utilize POS System software authorized by Rentrak, or modify its software to meet Rentrak's current specifications and thereafter remain in compliance with Rentrak's specifications as modified from time to time in Rentrak's sole discretion. Rentrak, in its sole discretion, may at any time modify or change the authorized Vendors, modify or change the required POS System software, and/or modify or change the required POS System equipment. Retailer shall, within ninety (90) days of written notice, and at Retailer's sole expense, comply with any such changes. Failure to comply shall be deemed a breach of this Agreement and subject Retailer to immediate termination of its rights hereunder. As between Retailer and Rentrak, software used by the PPT System shall remain the exclusive property of Rentrak.

        e) Not violate the Vendor-designated street date for any cassette leased pursuant hereto. Cassettes may not be rented, leased, given, or in any manner for any reason provided to anyone who is not at the time a bona fide employee of Retailer before the Vendor's designated street date.

        f) Pay all sales, use, property or other taxes of any kind or nature assessed or levied by any taxing authority with respect to cassettes acquired or rented pursuant hereto, except for income taxes of Rentrak or Vendor.

        g) At the time of ordering, designate the number of cassettes being ordered by each individual Retail Location.

        h) Within forty-eight (48) hours of receipt at its Warehouse or at its Retailer Locations, whichever occurs first and prior to any rental thereof, bar-code the cassettes, enter them into both the designated Retail Location's POS System and the host computer and make them available for immediate rental. Cassettes retained at Retailer's Warehouse may not be so retained longer than five (5) days after the street date. Rentrak may provide, and Retailer shall use, identification codes for the cassettes. Rentrak may periodically prescribe a different identification code, which Retailer will implement within thirty
(30) days of written notice.

        i) Process through the appropriate Retail Location's POS System the rental and sale of all cassettes offered for rental by Retailer. Notwithstanding the foregoing sentence, Retailer may utilize a processing system other than the POS System for a period not to exceed two (2) business days, when the Retailer's POS System is nonfunctioning. Retailer shall immediately give Rentrak telephone notice of retailer's POS System is nonfunctioning. All rental and sale transactions involving cassettes occurring during the nonoperational period will be processed through Retailer's POS System once it is again operational.

        j) Not remove the cassette from the retail establishment except pursuant to this paragraph or paragraph 19 hereof. Retailer may, subsequent to deployment, move cassettes from one Retail Location to another or from a Retail Location to Retailer's Warehouse. A transfer from one Retail Location to another need not be reported to Rentrak but must be tracked by the Retailer's internal inventory control system on a same day basis. A cassette may not be moved from one Retail Location to another Retail Location more than five (5) times during the lease term. For purposes hereof, a transfer of a cassette from a Retail Location to the Warehouse shall be deemed a sale of the cassette at the minimum used sale price. Retailer shall timely report all such transfers.

        k) Honor and comply with all copyrights applicable to all cassettes leased pursuant hereto and not copy any of the cassettes or allow any customer to copy the cassettes, or rent cassettes to any customer it has reason to believe intends to copy the cassettes, where such copying may violate copyright or other laws.

        l) Use its best efforts to rent cassettes at rates it determines appropriate and prominently display the cassettes supplied through Rentrak. Not more than one copy of each title need be displayed. Retailer shall not rent the cassettes for a period of longer than seven (7) days in any single transaction to any customer or permit the cassettes to be leased to or by other video retailers.

        m) Not order quantities of cassettes in excess of those required to meet anticipated rental demand.

        n) Not disassemble, decompile, reverse engineer, or in any manner tamper with or in any manner alter, copy, or use any hardware or software provided or required by Rentrak except in the manner and for the specific purpose described in this Agreement and in the Operations Manual. Retailer agrees that it will not divulge or disclose or otherwise make available to any third person whatsoever, or make any use whatsoever, copy or in any way replicate the PPT software or allow any third party to do the same. Except as directed by Rentrak, neither the POS System nor the software will be utilized to, in any manner, provide information on rental or sale activity of any cassettes at the retail location, regardless of how the cassettes were acquired, to any provider of cassettes under any form of revenue sharing plan or leasing system.

        3. As a condition of making a title(s) available, a Vendor may establish its own credit, pricing terms and/or minimum/maximum purchase requirements. When ordering cassettes, Retailer shall comply with such minimum/maximum requirements. Whenever a purchase requirement is established by a Vendor, Retailer will have the option of terminating its involvement in the PPT System with respect to that particular Vendor or, in some cases, title(s). If the Retailer elects to participate and fails to honor the purchase requirements, it will forfeit its right to continue participation in the PPT System with respect to that Vendor.

        4. The rights granted to Retailer hereunder with respect to the leasing of prerecorded Videocassettes in the PPT System are dependent upon the rights granted to Rentrak by the Vendors (owners of such prerecorded videocassettes). In the event that Rentrak's PPT rights in and to certain prerecorded videocassettes terminate for any reason, Retailer's rights to certain videocassettes granted pursuant to this Agreement shall be affected in the following manner. In consideration of Retailer compensating Vendor(s) directly, or returning Vendor(s)'s property (i.e., the videocassettes) directly to the Vendor(s), which choice Retailer may be given the option of selecting, certain Vendor(s) have agreed to permit Retailer to own some or all of those Vendor(s)'s videocassettes in Retailer's possession after compensating those Vendor(s) in accordance with a "purchase formula" or returning the videocassettes Retailer elects not to purchase directly to that Vendor. If Rentrak's rights to lease a Vendor's videocassettes terminate, Retailer may be notified in writing by the Vendor, and instructed on the choices and procedures to follow. In such event of termination, Rentrak may at that time assign all of its rights as the lessor of videocassettes to the Vendor, and Retailer will become a lessee of the Vendor.

        5. Retailer is under no obligation to lease any cassette offered pursuant to the PPT System. Further, Retailer may order cassettes of a title for one or more of the other Retail Locations and not order cassettes of the same title for one or more of the Retail Locations. If a Retailer rents cassettes to the public at a store which was designated in Retailer's order as a PPT participating store with respect to that title and which were obtained by means other than this Agreement, and are of the same title as cassettes which it has also obtained under this Agreement. Retailer agrees that rentals of all cassettes of such title, regardless of how obtained, shall be reflected, reported and revenue sharing paid as if the cassettes were obtained under this Agreement. With respect to cassettes leased hereunder, Retailer may not purchase the cassette and use it as rental inventory, remove the title from rental availability except as provided herein, or take any other steps to deprive the Vendor of all available revenue under the Vendor's established terms for the title's lease term except to the extent that, once "used sell-through" is permitted for a particular title by Vendor's terms, Retailer may remove cassettes no longer required for rental use to Retailer's Warehouse for subsequent sale at non-PPT locations by recording the same as a sale and making the required remittance to Rentrak upon transfer.

        6. When cassettes are offered pursuant hereto, Retailer will be notified of the lease terms. Generally, such terms include the following:

        a) Retailer shall, within the time allowed by Rentrak, pay Rentrak a "handling fee" for each cassette leased. This handling fee may vary from title to title. A portion of the handling fee may represent sales, use or excise taxes.

        b) Retailer shall, on a weekly basis, pay Rentrak a "transaction fee" with respect to each rental of all cassettes leased pursuant hereto. This transaction fee may vary from title to title and may include a minimum lease fee per transaction due regardless of the rental amount received by Retailer.

        c) Retailer shall, on a weekly basis, pay Rentrak a "sell-through fee" with respect to any cassettes leased pursuant hereto and sold by Retailer to the public. Vendors may establish restrictions on the sale of cassettes leased pursuant hereto, and these restrictions or the sell-through fee may vary from title to title. Retailer shall establish its own sales price for the cassettes sold pursuant to this Agreement. Retailer shall immediately report the sale through its POS System. PPT cassettes may not be ordered for the purpose of resale prior to rental activity. In all cases, Retailer must retain, display, and make available for rental at least one of the cassettes of a title which it leased pursuant hereto at each location designated as participating with respect to the particular title throughout the term of the lease.

        d) Generally Vendors have established terms by which Retailer may purchase some or all the cassettes leased pursuant to this Agreement at the end of the lease term. Within the time specified, Retailer shall pay the appropriate "buy-out fee," if any, with respect to all cassettes not returned at the end of the lease term.

        7. Retailer shall pay Rentrak its then current monthly communications fee as billed by Rentrak. Such fee is currently $29 per Retail Location as designated by Retailer as one which may participate in PPT. Fees are subject to change without notice. In the event Retailer elects to communicate for all of its locations from one central host computer, Retailer shall be responsible for paying all costs incurred to deliver the data to Rentrak on a daily basis in a form acceptable to Rentrak.

        8. Retailer shall maintain insurance on all cassettes in an amount at least equal to their "replacement value," defined herein as an amount equal to fifty percent (50%) of its then current list price. Retailer shall pay to Rentrak the replacement value for all cassettes which are lost, stolen or destroyed subsequent to delivery to Retailer. The replacement value shall be paid to Rentrak immediately upon the destruction, loss or theft of a cassette. Cassettes discovered missing in the ordinary course of business are to be recorded and paid for when discovered as if they had been sold to the public.

        9. Retailer agrees to maintain the cassettes in good condition and repair.

        10. In the event Retailer receives defective cassettes from Rentrak, it may, within thirty (30) days of receipt, return them prepaid to Rentrak. Rentrak will immediately replace the cassettes, billing Retailer the initial fee per cassette. Upon receipt of the defective cassette from the Retailer, and after determining that the defect was not Retailer or consumer related, Rentrak will issue credit for the initial fee. In the event Rentrak does not replace the returned defective cassette, Rentrak will issue credit for the initial fee paid by Retailer. In no event will Rentrak or the Vendor be otherwise liable for such cassettes or any loss of any nature caused thereby. Defective cassettes not delivered to Rentrak within thirty (30) days of receipt may not be returned for replacement or credit.

        11. Prior to Rentrak's approval of shipments to Retailer, Retailer shall demonstrate to Rentrak's sole satisfaction that it has in operation a comprehensive inventory tracking system which is able, on a demand basis (meaning immediately upon Rentrak's request) to produce reports detailing the information desired by Rentrak on a per cassette basis and in a format acceptable to Rentrak. Retailer and Rentrak agree that Rentrak and/or Vendor may employ shopping services and may, without prior notice to Retailer, conduct during normal business hours, periodic audits of Retailer's business operation and records to verify compliance with the terms of this Agreement. Within 48 hours of Rentrak's request, Retailer will deliver to Rentrak at its principal office (or if requested by Rentrak to its on-site auditor) a list of every title leased pursuant to this Agreement, the number of cassettes of each leased title, the location of each cassette, including a list of the customers to whom cassettes are then on rental, and the location from which each cassette was rented. Retailer agrees to pay liquidated damages in the amount of $2,000 multiplied by the number of Retail Locations, in payment of Rentrak's audit costs in the event that an audit or shopper's report indicates any breach of this Agreement. A breach of this Agreement may include, but is not limited to, the following:

        a) Retailer has not reported all of its rentals or sales of cassettes to Rentrak;

        b) Retailer has rented or sold cassettes leased hereunder on other than the authorized terms;

        c) Retailer has rented or sold cassettes from any location other than a designated Retail Location;

        d) Retailer has in stock or has had in stock, (in a particular Retail Location) cassettes of titles for rental to the public which were obtained from a source other than Rentrak, and said titles were also obtained from Rentrak under this Agreement, and Retailer fails to report revenue sharing to Rentrak for all cassettes of such titles;

        e) Retailer has in stock cassettes which have not been prepared for rental, are not displayed as required, or are not immediately available for rental;

        f) Retailer has in stock or has had in stock cassettes not accounted for under the POS System;

        g) Retailer has transferred cassettes obtained hereunder in violation of this Agreement; and/or

        h) Retailer has breached any other term or condition of this Agreement. In addition, Retailer agrees to pay Rentrak liquidated damages in an amount equal to the retail price established by Rentrak at the time of distribution to the Retailer ("Retail Price") for each and every cassette not at a Retail Location, or properly rented or sold on the day of the audit.

        In addition, if at any time cassettes provided to Retailer under this Agreement are missing from the Retail Location and not properly rented or sold, Retailer agrees to pay liquidated damages for lost revenue to Rentrak consisting of $.40 per cassette per day for the first sixty (60) days after the cassette's street date and $.10 per cassette for each and every day thereafter that the cassette is not in the retail establishment. The lost revenue damages will continue to accrue through and including the date the Retailer pays Rentrak the Retail Price for each missing cassette as described above. Retailer may not return cassettes which were missing at the audit, in satisfaction of the liquidated damages equal to the Retail Price due under this paragraph. The liquidated damages may be assessed by Rentrak against the Retailer, if, in Rentrak's sole discretion, the breach is intentional. This Agreement may be immediately terminated by Rentrak prior to its termination date if any breach of this Agreement is discovered by Rentrak at an audit of the retail establishment.

        12. Retailer acknowledges that the Rentrak PPT Software (the Rentrak Profit Maker [RPM]) is a proprietary valuable asset of Rentrak. Retailer further acknowledges that the PPT System requires Retailer to retain and reveal certain information with respect to its business, and that accurate verifiable data as to rentals and sales of the cassettes is imperative. Inaccurate or incorrect reporting by Retailer will cause substantial damage to Rentrak. Rentrak agrees data collected will be kept strictly confidential and will use such data only for (i) auditing purposes; and (ii) in the aggregate with data from other Retailers.

        13. Retailer acknowledges that it is imperative that the participants in the PPT System, the parties to this Agreement, the titles involved, the reporting system established by Rentrak and any obligations of Retailer pursuant to the Agreement remain confidential. Retailer agrees that during the term of this Agreement and all times thereafter, it will not disclose to any individual or entity, including but not limited to, business associates, friends or relatives, the participants in the PPT System, the titles offered pursuant to this Agreement, the reporting system, or any obligations of Retailer pursuant to this Agreement. Notwithstanding the foregoing, Retailer may reveal this Agreement to professional advisors for purposes of providing Retailer with advice regarding execution of the Agreement, Retailer's obligation hereunder, or the performance of Retailer's obligation pursuant to federal, state or local laws. Retailer shall inform any such professional advisor of this Confidentiality provision.

        14. During the term of this Agreement, Retailer shall obtain all its requirements for leased cassettes exclusively from Rentrak and not obtain cassettes from any other person by lease, consignment, revenue sharing arrangement, or any other manner which competes with, or is substantially similar to, the PPT System, nor participate in any system which competes with, or is substantially similar to, PPT. Notwithstanding the above, Retailer has the absolute right at its sole discretion to purchase cassettes from any source.

        15. Rentrak will notify Retailer of the lease period with respect to each title offered pursuant to this Agreement. The lease period may vary from title to title, but in no event shall exceed two (2) years. Upon termination of a title's lease period. Retailer shall cause to be delivered to Rentrak within fifteen (15) days, all cassettes thereof not validly purchased or otherwise properly disposed. The returned cassettes shall be rewound, in good condition (normal wear and tear accepted) and shipped in their original packaging. The term "normal wear and tear" is construed to allow Retailer to return manufacturer's defectives and customer defectives. The term "original packaging" shall be construed to include "cut-box" packaging or with Retailer's labels affixed. Retailer shall ship the cassettes with all shipping and postage prepaid.

        16. This Agreement shall expire on March 31, 2002, unless terminated prior thereto as provided herein.
        a) This Agreement may be terminated by Rentrak, prior to March 31, 2002, by notice of termination to the Retailer. In such event and upon demand. Retailer shall deliver to Rentrak all cassettes leased hereunder which have not been validly disposed of by Retailer within ten (10) days with all shipping and postage prepaid.
        b) Upon a breach by Retailer of any provision of this Agreement or any other agreement between Retailer and Rentrak. Rentrak may in its sole discretion, (i) terminate this Agreement and demand return of all cassettes leased pursuant hereto, (ii) suspend all Retailer's rights hereunder, including ordering privileges, until thirty (30) days after such default has been cured, or (iii) in the event Retailer's breach consists of ordering quantities of cassettes in excess of those required to meet anticipated rental demand (a determination that such breach has occurred being in Rentrak's sole discretion) then Rentrak may, without notice to Retailer, reduce Retailer's orders of cassettes to amounts Rentrak deems appropriate. If Retailer does not cure a default for which his rights hereunder were suspended, the Retailer shall be subject to immediate termination without notice or opportunity to cure.
        c) Retailer may terminate this Agreement if Rentrak has failed to cure, or begun to cure, an event of default by Rentrak for which Retailer has given Rentrak thirty (30) days written notice.
        d) Upon termination of this Agreement, Retailer shall within ten (10) days deliver to Rentrak all cassettes leased hereunder that have not been validly purchased or otherwise properly disposed. The returned cassettes shall be rewound in good condition (normal wear and tear accepted) and shipped in their original packaging. Retailer shall ship the cassettes with all shipping and postage prepaid. Retailer shall pay the then current manufacturer's suggested retail price for any cassettes not returned to Rentrak and shall pay all liabilities remaining due to Rentrak within seven (7) days of termination. Under no circumstances shall Retailer be entitled to or receive any refund or credit for any initial signup or ongoing fees paid to Rentrak in connection with this Agreement, nor will Rentrak be held liable for any costs associated with the Agreement incurred by Retailer.
        e) If Retailer's breach consists of failure to report rental or sales transactions, Retailer agrees to pay liquidated damages for lost revenue to Rentrak of $.40 per cassette for each and every day that Retailer fails to report to Rentrak during the first sixty (60) days after the cassette's street date and $.10 per cassette each and every day that Retailer fails to report to Rentrak thereafter.
        f) Any notice permitted or required pursuant to this Agreement shall be in writing and shall be effective when actually delivered in person or when deposited in the United States mail, registered or certified, postage prepaid, addressed to the party at the address stated in this Agreement or at such other address as either party may designate by written notice to the other.

        17. Rentrak has established, and will continue to establish from time to time, minimum acceptable net worth requirements for Retailers. If Retailer's net worth is now or subsequently falls below this minimum, Retailer shall provide Rentrak a personal guarantee(s) satisfactory to Rentrak.

        18. Retailer, and the shareholders of Retailer, if it is a corporation, and the partners of Retailer, if it is a partnership, shall not voluntarily or involuntarily sell, transfer, assign, encumber, give, lease or sublease (hereinafter collectively referred to as "transfer") the whole or any part of this Agreement or the cassettes leased pursuant hereto without Rentrak's prior written consent. Any attempted transfer, voluntary or involuntary, without Rentrak's prior written consent shall be a default under the terms of this Agreement. Approval of any transfer shall be in Rentrak's sole discretion and in no event will be made unless all of the following occur:
        a) Retailer may not be in default in any way under this Agreement or any other agreement with Rentrak, and all billed amounts hereunder shall be paid to Rentrak;
        b) All obligations of Retailer in connection with this Agreement shall be assumed by the transferee;
        c) The transferee shall, to Rentrak's satisfaction, complete the testing procedure required of new retailers hereunder;
        d) Rentrak shall have been paid its then current transfer fee (as of the date hereof, the current transfer fee is $500);
        e) The transferee shall execute all documents Rentrak requires of new retailers including the then current form of Agreement;
        f) The transferee shall meet the financial capacity standards established by Rentrak for retailers;
        g) If Retailer transfers this Agreement or the cassettes leased hereunder without Rentrak's prior written consent, or if Retailer transfers all or substantially all of the assets of the business to any person who carries on a substantially similar business without Rentrak's prior written consent, then Retailer shall pay liquidated damages to Rentrak as follows: Retailer and its guarantors shall pay Rentrak each month for the duration of the Agreement as liquidated damages, a sum equal to one-twelfth (1/12) of the previous twelve months' total charges to Retailer with respect to the Retail Location(s) or assets thereof, which are transferred, increased by one percent (1%) per month. The twelve month average is based upon the twelve consecutive calendar months previous to the Retailer's default of the Agreement. Rentrak may accelerate the time for all payments of all amounts due under this paragraph and demand immediate payment in full.

        19. Retailer may, during the term of this Agreement, desire to conduct centralized sales of cassettes leased hereunder or to relocate one or more of its locations.
        a) Retailer shall have the right to move cassettes from a Retail Location for the purpose of conducting a sale from a centralized location. Such removal must not last longer than five (5) days and must be tracked by Retailer's inventory system on a same day basis. A cassette may not be moved for the purpose of a centralized sale more than five (5) times during the lease term. with respect to any cassettes sold, such sales must be processed through the appropriate Retail Location(s)'s POS System within seventy-two (72) hours of any sale.
        b) During such relocation, Retailer will be unable to comply with certain provisions of this Agreement and, pursuant to this Agreement, would be in default and subject to additional fees and/or penalties. Rentrak will waive the default, fees and penalties accruing due to the relocation of the retail establishment provided Retailer complies with all of the following:
        (1) Retailer delivers to Rentrak written notice of the intended move at least fifteen (15) days before the cassettes leased pursuant hereto are no longer available for rental to the public.
        (2) The period during which the cassettes leased pursuant hereto are not available for rental to the public does not exceed ten (10) days, and there is not more than one weekend (5PM Friday to the close of business on Sunday) during such ten (10) day period.
        (3) Retailer complies with all other requirements established, from time to time, by Rentrak with respect to the relocation of a retail establishment.

        20. To secure the performance of the Retailer's obligations under this Agreement, Retailer hereby grants Rentrak a security interest in all cassettes leased to Retailer pursuant to this Agreement together with Retailer's interest in any rental contracts entered into by Retailer with customers with respect to the cassettes as well as the products and proceeds thereof (all hereinafter called "Collateral"). Retailer will join with Rentrak in executing, filing, and doing whatever may be necessary under applicable law to perfect and continue Rentrak's security interest in the Collateral.

        21. Retailer acknowledges and agrees that no representation or warranty has been made by Rentrak, its directors, officers, employees, shareholders, agents or contractors as to (i) the effect upon Retailer's revenues or net profits of participation in the PPT System; or (ii) the vendors or titles involved, or to be involved, in the PPT System. Retailer acknowledges that the PPT System may terminate at any time, and that neither the PPT System nor Rentrak's services under this Agreement are, in any way or within any geographical area, exclusive to Retailer. Retailer acknowledges and agrees that he has not relied upon any representation or warranty except those received in writing and contained herein and is relying solely upon his own investigation and that of his own advisors.

        22. If any fees or costs are incurred to enforce this Agreement, or if any suit or action is brought to enforce any provision of this Agreement, or for damages for the breach of any of the terms of this Agreement, the prevailing party shall be entitled, at trial and on appeal, if any, to reasonable attorney fees as awarded by the court. This Agreement is and shall be deemed accepted in Oregon and interpreted and enforced in accordance with the laws of the State of Oregon applicable to contracts to be made and to be performed entirely within this state. The parties hereto agree that any suit, dispute, or action brought pursuant to this Agreement shall be brought in the Circuit Court for the County of Muitnomah, State of Oregon, or the Federal Court for the District of Oregon.

        23. In the event that Retailer brings an action or asserts any claim against Rentrak for damages arising out of this Agreement or from Retailer entering into this Agreement with Rentrak, Retailer agrees to limit any damages claimed to no more than the following percentage of the processing fee paid by the Retailer: 1st day through and including the 91st day following date of Rentrak Agreement--100%; 92nd day through and including the 183rd day following date of Rentrak Agreement--75%; 184th day through and including the 275th day following date of Rentrak Agreement--50%; 275th day through each and every day thereafter following date of Rentrak Agreement--10%.

        24. Should any term or provision of this Agreement be held to be unenforceable as illegal or against public policy, that term shall be considered severed from the rest of this Agreement and the remaining portions of this Agreement shall not be affected. The rights and obligations of Retailer and Rentrak shall be construed and determined, if possible, as if this Agreement did not contain the provision or term held to be invalid. This Agreement, as modified from time to time by authorized Rentrak manuals, constitutes the entire Agreement and understanding of the parties with respect to the subject matter of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

     25. Retailer certifies that the information to Rentrak, including any financial statements furnished herewith and the "credit information" attached hereto, is true and correct. Retailer authorizes Rentrak to check Retailer's credit history and trade and bank references for customary credit information, to confirm the information contained herein and to release information to other creditors regarding Applicant's credit experience with Rentrak. Retailer authorizes any individuals or entities listed in the attached credit information to provide information regarding Retailer's credit history to Rentrak.
     26. This Agreement will be guaranteed by the Guarantor(s) listed below. Each Guarantor agrees that if, now or later:
     a) Retailer shall be or become insolvent: and
     b) Any obligations under this Agreement shall not at all times, until paid or performed, be fully secured by collateral pledged by Retailer.
     Guarantor hereby forever waives and relinquishes in favor of Rentrak and Retailer, and their respective successors, any claim or right to payment Guarantor may now have or later have or acquire against Retailer, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Retailer within the meaning of U.S.C. 547(b), or any successor provision of the Bankruptcy Code.


SOLE OWNER SIGNATURE BLOCK (Complete This Block If You Are The Sole Owner Of Your Business And Not A Partnership Or Corporation.)
- --------------------------------------------------------------------------------------------------------------------------------
BY:                                                          BY:
   -------------------------------------------------             -----------------------------------------------------

DATE:                                                        DATE:
    ------------------------------------------------              ----------------------------------------------------
DO NOT COMPLETE THE COPY BLOCK BELOW IF YOU ARE A SOLE OWNER.

PARTNERSHIP/CORPORATION SIGNATURE BLOCKS
- -------------------------------------------------------------------------------------------------------------------------------
PARTNERSHIP SIGNATURE BLOCK:                                 CORPORATE SIGNATURE BLOCK:
- ----------------------------------------------------         -------------------------------------------------------------------
(COMPLETE IF YOU ARE A PARTNERSHIP.)                         (COMPLETE IF YOU ARE A CORPORATION.)
                                                             Roadrunner Video Enterprises, Inc.
- ----------------------------------------------------         --------------------------------------------------------------------
(Please Print Name of Partnership)                          (Please Print Name of Corporation)

BY:                                                          BY:  Terry W. Schneider
 ----------------------------------------------------           -----------------------------------------------------------------
(Please Print Name)                                           (Please Print Name)
                                                                /s/     Terry W. Schneider
- -----------------------------------------------------         --------------------------------------------------------------------
Signature                                                     Signature

TITLE:                                                        TITLE:     President
      -----------------------------------------------                --------------------------------------------------------------

DATE:                                                         DATE:
      -----------------------------------------------               ---------------------------------------------------------------

BY:                                                           BY:
  ---------------------------------------------------             ----------------------------------------------------------------
(Please Print Name)                                           (Please Print Name)

- -----------------------------------------------------         ---------------------------------------------------------------------
Signature                                                      Signature

TITLE:                                                        TITLE:
      -----------------------------------------------                --------------------------------------------------------------

IF YOU SIGNED EITHER THE PARTNERSHIP OR THE CORPORATE SIGNATURE BLOCK AND THE CORPORATION'S NET WORTH EXCLUDING VIDEOCASSETTE INVENTORY IS LESS THAN $250,000.00, YOU MUST COMPLETE THE GUARANTY BELOW:

GUARANTY:
- -------------------------------------------------------------------------------
The undersigned individuals, in order to induce Rentrak to enter into with ________________________________ that certain Agreement of even date herewith do jointly and severally unconditionally and irrevocably guarantee to Rentrak, its successors and assigns, full and complete payment and performance by Retailer of all of the provisions, conditions, covenants, and agreements contained in the Agreement, do jointly and severally agree to the terms of the Agreement, expressly including the terms set fort in paragraph 21, and do waive all notice of default by the said Retailer, notice of the acceptance of this guaranty by Rentrak and consent to any extension of time which may be given by Rentrak to Retailer of time for payment or performance of any of Retailer's obligations hereunder.


GUARANTOR:                                                              -----------------------------------------------------------
                                                                        (Print Guarantor's Name)

                                                                        BY:
- ----------------------------------------------------------------           --------------------------------------------------------
(Print Guarantor's Name)                                               Guarantor's Signature

BY:
   -------------------------------------------------------------        -----------------------------------------------------------
Guarantor's Signature                                                   (Print Guarantor's Name)

DATE:                                                                   BY:
     -----------------------------------------------------------            -------------------------------------------------------
                                                                        Guarantor's Signature

For Rentrak interoffice use only Do not complete:

By: /s/                                            Title:  V.P. Finance                      Date: 5/14/92
  ---------------------------------------------           -------------------------------         --------------------------------
COMPLETE CREDIT INFORMATION ON PAGE 5 AND FINANCIAL STATEMENT AND COMPUTER INFORMATION ON PAGE 6.


CREDIT INFORMATION
- ------------------------------------------------------------------------------------------------------------------------------------
BUSINESS INFORMATION                                            TRADE REFERENCES: Video distributor
- -----------------------------------------------------------------------------------------------------------------------------------
TODAY'S DATE   5/12/92                                          NAME   Wax Works
            ------------------------------------------               --------------------------------------------------------------
NAME OF
COMPANY   RoadRunner Video Enterprises, Inc.                    STREET ADDRESS
       -----------------------------------------------                         ---------------------------------------------------
DATE 1ST STORE OPENED UNDER PRESENT OWNERSHIP  9/84             CITY    Owensboro
                                              --------                ------------------------------------------------------------
CORP. STREET ADDRESS   819 S. FLoyd                             STATE     KY                    ZIP CODE
                    ----------------------------------               --------------------------         --------------------------
CITY  Louisville                                                TELEPHONE NO.   800-825-8558
    --------------------------------------------------                        ----------------------------------------------------
STATE   KY                   ZIP CODE   10203                   ACCOUNT NO.   Bill Burton
     -----------------------          ----------------                       -----------------------------------------------------
TELEPHONE NO.   502-585-1411                                    TRADE REFERENCES: Other than video distributors & utility companies
             -----------------------------------------          ------------------------------------------------------------------
AVG. ANNUAL MOVIE RENTAL VOLUME PER STORE $271,000
                                           -----------
NO. OF STORES OWNED   24                                     1. NAME   Keith Handley Atty.
                   -----------------------------------               -------------------------------------------------------------
AVG. STORE SQ. FOOTAGE   5500                                   STREET ADDRESS
                     --------------------------------                          ---------------------------------------------------
AVG. NO. OF VHS TAPES IN RENTAL LIBRARY PER STORE 6,000         CITY    Louisville
                                                 ------               ------------------------------------------------------------
SALES TAX NO.                                                   STATE   KY                         ZIP CODE
              ------------------------------------------              -----------------------              -----------------------

SHIPPING ADDRESS IF DIFFERENT THAN CORPORATE                     TELEPHONE NO.  502-589-5400
LOCATION:  Please attach list of addresses if additional                       ---------------------------------------------------
shipping locations are needed.                                    ACCOUNT NO.
                                                                              ------------------------------------------------------
NAME                                                          2. NAME  Kosse & Lindle CPA's
    ---------------------------------------------------               ------------------------------------------------------------
STREET ADDRESS                                                   STREET ADDRESS
              -----------------------------------------                         ---------------------------------------------------
CITY                                                             CITY   Louisville
    ----------------------------------------------------              -------------------------------------------------------------
STATE                            ZIP CODE                        STATE  KY                           ZIP CODE
      --------------------------          --------------               ------------------------------         ---------------------
COMMENTS                                                         TELEPHONE NO.   502--897-2818
        ------------------------------------------------                        ---------------------------------------------------
                                                                 ACCOUNT NO.
- --------------------------------------------------------                     ------------------------------------------------------
BILLING ADDRESS IF DIFFERENT LOCATION:                           PRINCIPAL OWNER INFORMATION
                                                                  ----------------------------------------------------------------
- --------------------------------------------------------
                                                                 NAME   Terry W. Schneider
- --------------------------------------------------------             -------------------------------------------------------------
TELEPHONE NO.                                                    HOME ADDRESS  9604 Brownsboro Rd.
             --------------------------------------------                    -----------------------------------------------------
CONTACT NAME                                                     CITY  Louisville
             --------------------------------------------             -------------------------------------------------------------
BANK REFERENCE                                                   STATE   KY                   ZIP CODE  40223
- ---------------------------------------------------------              ----------------------          ---------------------------
NAME  Citizens Fidelity                                          HOME TELEPHONE  339-0853
     ----------------------------------------------------                      ---------------------------------------------------
ACCOUNT NO.                                                      SOCIAL SECURITY NO. ###-##-####             DOB  7/17/47
            --------------------------------------------                            --------------------------  -------------------
ACCOUNT NO.                                                      EMPLOYER (IF DIFFERENT THAN VIDEO STORE)
            --------------------------------------------                                                   ------------------------
STREET ADDRESS  Citizens Plaza
               -----------------------------------------         ------------------------------------------------------------------
CITY   Louisville                                                ADDRESS
    ----------------------------------------------------                 ----------------------------------------------------------
STATE   KY                    ZIP CODE   40296
     ------------------------      ---------------------           -----------------------------------------------------------------
TELEPHONE NO.  502-581-4654                                       GUARANTOR (IF DIFFERENT THAN PRINCIPAL)
              ------------------------------------------         -------------------------------------------------------------------
CONTACT NAME  Alan Spaes                                          NAME
           ----------------------------------------------             --------------------------------------------------------------
LANDLORD/MORTGAGOR OF CORPORATE LOCATION                          HOME ADDRESS
- ---------------------------------------------------------                     -----------------------------------------------------
NAME    Chase Investment                                          CITY
    --------------------------------------------------------           -------------------------------------------------------------
ADDRESS                                                           STATE                            ZIP CODE
       -----------------------------------------------------            ------------------------            ----------------------
CITY                                                              HOME TELEPHONE
     -------------------------------------------------------                     -------------------------------------------------
STATE                     ZIP CODE                                SOCIAL SECURITY NO.                     DOB
     --------------------          -------------------------                           -------------------     -------------------
TELEPHONE NO.                                                     EMPLOYER (IF DIFFERENT THAN VIDEO STORE)
             ------------------------------------------------                                              ------------------------
CONTACT   Aaron Chase
        -----------------------------------------------------     -----------------------------------------------------------------

                                                                  -----------------------------------------------------------------
                                                                   ADDRESS
                                                                          ---------------------------------------------------------

                                                                   ----------------------------------------------------------------
ACCOUNT NO.
            -----------------------------------------------------------------------------------------------------------------------